SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 27, 2005

                                       FH

                                  (Depositor)

   (Issuer in respect of First Horizon Mortgage Pass-Through Trust, Mortgage

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



400 Horizon Way, Irving, TX                                 75063
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: 214-441-4100

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[]Written communications pursuant to Rule 425 under the Securities Act (17
  CFR 230.425)
[]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
  CFR 240.14a-12)
[]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
  Act (17 CFR 240.14d-2(b))
[]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
  Act (17 CFR 240.13e-4(c))

                    Section 8 - Other Events

  Item 8.01  Other Events

                    Section 9 - Financial Statements and Exhibits

  Item 9.01  Financial Statements and Exhibits

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 27, 2005


                                       FH


                          By: /s/ Paul Galli
                              ------------------------------
                          Name:   Paul Galli
                                  Assistant Treasurer
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated March 27, 2005


                             Payment Date: 03/27/05


          ------------------------------------------------------------
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A1       117,800,924.45    6.250000%     3,291,635.87    613,546.48    3,905,182.36       0.00       0.00
                        1PO         2,428,923.66    0.000000%        72,827.42          0.00       72,827.42       0.00       0.00
                        2A1        11,599,780.94    5.500000%       139,338.93     53,165.66      192,504.59       0.00       0.00
                        2PO           275,414.69    0.000000%         1,157.63          0.00        1,157.63       0.00       0.00
                        3A1        36,417,029.31    6.250000%     1,701,909.39    189,672.03    1,891,581.42       0.00       0.00
                        3PO           748,230.51    0.000000%           734.83          0.00          734.83       0.00       0.00
Residual                AR                  0.00    6.250000%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          5,369,175.36    6.201958%         5,657.29     27,749.50       33,406.79       0.00       0.00
                        B2          2,479,064.30    6.201958%         2,612.09     12,812.54       15,424.63       0.00       0.00
                        B3          1,445,547.21    6.201958%         1,523.12      7,471.02        8,994.13       0.00       0.00
                        B4          1,445,547.21    6.201958%         1,523.12      7,471.02        8,994.13       0.00       0.00
                        B5          1,032,533.72    6.201958%         1,087.94      5,336.44        6,424.38       0.00       0.00
                        B6            826,558.15    6.201958%           870.91      4,271.90        5,142.81       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        181,868,729.50     -            5,220,878.53    921,496.60    6,142,375.13     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A1       114,509,288.58              0.00
                                1PO         2,356,096.24              0.00
                                2A1        11,460,442.01              0.00
                                2PO           274,257.06              0.00
                                3A1        34,715,119.92              0.00
                                3PO           747,495.68              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          5,363,518.07              0.00
                                B2          2,476,452.21              0.00
                                B3          1,444,024.10              0.00
                                B4          1,444,024.10              0.00
                                B5          1,031,445.78              0.00
                                B6            825,687.23              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        176,647,850.97     -
--------------------------------------------------------------------------------

                             Payment Date: 03/27/05


          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A1   117,800,924.45     6.250000% 32051D6Y3    24.459127      4.559074    850.883053
                           1PO     2,428,923.66     0.000000% 32051D6Z0    28.183409      0.000000    911.783286
                           2A1    11,599,780.94     5.500000% 32051D7E6    11.244265      4.290321    924.825856
                           2PO       275,414.69     0.000000% 32051D7A4     3.944387      0.000000    934.477013
                           3A1    36,417,029.31     6.250000% 32051D7F3    36.669598      4.086702    747.977245
                           3PO       748,230.51     0.000000% 32051D7B2     0.775896      0.000000    789.270797
Residual                   AR              0.00     6.250000% 32051D7D8     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      5,369,175.36     6.201958% 32051D7G1     1.036133      5.082326    982.329317
                           B2      2,479,064.30     6.201958% 32051D7H9     1.036133      5.082326    982.329317
                           B3      1,445,547.21     6.201958% 32051D7J5     1.036133      5.082326    982.329317
                           B4      1,445,547.21     6.201958% 32051D7K2     1.036133      5.082326    982.329317
                           B5      1,032,533.72     6.201958% 32051D7L0     1.036133      5.082326    982.329317
                           B6        826,558.15     6.201958% 32051D7M8     1.036133      5.082326    982.329320
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     181,868,729.50       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

Prin balance       125,722,191.42    12,538,726.38    38,386,933.17
Loan count                    886               92               84
Avg loan rate           6.722725%        6.044726%        6.713567%
Prepay amount        3,258,709.57        96,632.98     1,670,634.62

                          Total
                          -----
Prin balance       176,647,850.97
Loan count                   1062
Avg loan rate                6.67
Prepay amount        5,025,977.17

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

Master serv fees        24,354.29         2,535.47         6,595.19
Sub servicer fees       36,611.06         4,377.13        11,032.34
Trustee fees               645.47            63.41           200.46


Agg advances                  N/A              N/A              N/A
Adv this period         12,143.22         4,677.99         5,357.12

                          Total
                          -----
Master serv fees        33,484.95
Sub servicer fees       52,020.53
Trustee fees               909.34


Agg advances                  N/A
Adv this period         22,178.33

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

                          Total
                          -----
Realized losses              0.00
Cumulative losses            0.00

Coverage Amounts
----------------
Bankruptcy                   0.00             0.00             0.00
Fraud                        0.00             0.00             0.00
Special Hazard               0.00             0.00             0.00

                          Total
                          -----
Bankruptcy                   0.00
Fraud                        0.00
Special Hazard               0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           93.079585%           100.000000%            169,270,303.56
   -----------------------------------------------------------------------------
   Junior            6.920415%             0.000000%             12,585,151.49
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                          17                 3,058,177.24
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             1                   104,667.44

Totals:                                18                 3,162,844.68
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            6,142,375.13          6,142,375.13
Principal remittance amount            5,220,878.53          5,220,878.53
Interest remittance amount               921,496.60            921,496.60